Property, Plant And Equipment, Net	12 Months Ended
Dec. 31, 2015
Property, Plant And Equipment, Net [Abstract]
Property, Plant And Equipment, Net

9.Property, Plant and Equipment, Net

As at December 31	2015			2014
	Cost	Accumulated DD&A(1)	Net	Cost	Accumulated DD&A(1)	Net

Canadian Operations
Proved properties	$14,866	$(14,170)	$696	$18,271	$(16,566)	$1,705
Unproved properties	334	-	334	478	-	478
Other	70	-	70	155	-	155
	15,270	(14,170)	1,100	18,904	(16,566)	2,338

USA Operations
Proved properties	25,723	(23,822)	1,901	24,279	(16,260)	8,019
Unproved properties	5,282	-	5,282	5,655	-	5,655
Other	66	-	66	143	-	143
	31,071	(23,822)	7,249	30,077	(16,260)	13,817

Market Optimization	5	(4)	1	8	(7)	1
Corporate & Other	2,098	(591)	1,507	2,470	(611)	1,859
	$48,444	$(38,587)	$9,857	$51,459	$(33,444)	$18,015

(1) Depreciation, depletion and amortization.

Canadian Operations and USA Operations property, plant and equipment include internal costs directly related to exploration, development and construction activities of $217 million which have been capitalized during the year ended December 31, 2015 (2014 – $306 million).  Included in Corporate and Other are $58 million (2014 – $65 million) of international property costs, which have been fully impaired.

For the year ended December 31, 2015, the Company recognized before-tax ceiling test impairments of $6,473 million (2014 - nil;  2013 – nil) in the U.S. cost centre, which are included within accumulated DD&A in the table above.  The impairments resulted primarily from the decline in the 12-month average trailing commodity prices which reduced proved reserves volumes and values.  There were no ceiling test impairments in the Canadian cost centre for the year ended December 31, 2015 (2014 – nil; 2013 – nil).

The 12-month average trailing prices used in the ceiling test calculations reflect benchmark prices adjusted for basis differentials to determine local reference prices, transportation costs and tariffs, heat content and quality.  The benchmark prices are disclosed in Note 27.

Capital Lease Arrangements

The Company has several lease arrangements that are accounted for as capital leases including an office building, equipment and an offshore production platform.

In December 2013, Encana commenced commercial operations at its Deep Panuke facility located offshore Nova Scotia at which time the Company recorded a capital lease asset and a corresponding capital lease obligation related to the Production Field Centre (“PFC”).  Variable interests related to the PFC are described in Note 19.

As at December 31, 2015, the total carrying value of assets under capital lease was $376 million (2014 – $547 million), net of accumulated amortization of $310 million (2014 – $225 million).  Liabilities for the capital lease arrangements are included in other liabilities and provisions in the Consolidated Balance Sheet and are disclosed in Note 14.

Other Arrangement

As at December 31, 2015, Corporate and Other property, plant and equipment and total assets include a carrying value of $1,179 million (2014 – $1,431 million) related to The Bow office building, which is under a 25-year lease agreement.  The Bow asset is being depreciated over the 60-year estimated life of the building.  At the conclusion of the 25-year term, the remaining asset and corresponding liability are expected to be derecognized as disclosed in Note 14.